UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2016

Samson Oil & Gas Limited

(Exact name of registrant as specified in its charter)

Australia	001-33578	N/A
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

Level 16, AMP Building, 140 St Georges Terrace Perth, Western Australia 6000
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 011 61 8 9220 9830

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment is filed solely to correct a typographical error in the consent of Hein & Associates LLP filed as Exhibit 23.1 to the Current Report on Form 8-K/A of Samson Oil & Gas Limited dated June 15, 2016.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to Purchase and Sale Agreement dated March 31, 2016 (filed as Exhibit 10.1 to the Current Report on Form 8-K filed April 6, 2016)
10.2	Secured Promissory Note dated March 31, 2016 (filed as Exhibit 10.2 to the Current Report on Form 8-K filed April 6, 2016)
10.3	Third Amendment to Credit Agreement dated March 31, 2016 (filed as Exhibit 10.3 to the Current Report on Form 8-K filed April 6, 2016)
23.1	Consent of Hein & Associates LLP
23.2	Consent of Netherland Sewell & Associates, Inc. (filed as Exhibit 23.2 to the Current Report on Form 8-K/A filed June 15, 2016)
99.1

Audited statements of revenues and direct operating expenses for the twelve months ended June 30, 2015 and for the nine months ended March 31, 2016 (filed as Exhibit 99.1 to the Current Report on Form 8-K/A filed June 15, 2016)

99.2	Unaudited Combined Pro Forma Financial Data for the twelve months ended June 30, 2015 and nine months ended March 31, 2016 (filed as Exhibit 99.2 to the Current Report on Form 8-K/A filed June 15, 2016)
99.3	Report of Netherland Sewell & Associates, Inc. dated February 11, 2016 (filed as Exhibit 99.3 to the Current Report on Form 8-K/A filed June 15, 2016)
99.4	Price Sensitivity Report of Netherland Sewell & Associates, Inc. dated June 9, 2016 (filed as Exhibit 99.4 to the Current Report on Form 8-K/A filed June 15, 2016)
99.5	Press Release dated April 3, 2016 (filed as Exhibit 99.1 to the Current Report on Form 8-K filed April 6, 2016)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2016

Samson Oil & Gas Limited

	By:	/s/ Robyn Lamont
Robyn Lamont
Chief Financial Officer

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